UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2017

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On October 2, 2017, Farmer Bros. Co., a Delaware corporation (the “Company”), through a wholly owned subsidiary, completed its previously announced acquisition of substantially all of the assets of Boyd Coffee Company (the “Transaction”) pursuant to the terms of that certain Asset Purchase Agreement, dated as of August 18, 2017 (the “Purchase Agreement”), among the Company, Boyd Assets Co., a Delaware corporation and wholly owned subsidiary of the Company (“Buyer”), Boyd Coffee Company, an Oregon corporation (“Seller”), and each of the parties set forth on Exhibit A thereto (collectively with Seller, the “Seller Parties”), in consideration of cash and preferred stock. At closing, the Company paid Seller $39.5 million in cash and issued to Seller 14,700 shares of Series A Convertible Participating Cumulative Perpetual Preferred Stock, par value $1.00 per share (the “Preferred Stock”). The Company held back approximately $4.2 million in cash and 6,300 shares of Preferred Stock to secure Seller’s (and the other Seller Parties’) indemnification and certain other obligations under the Purchase Agreement. A description of the Purchase Agreement is set forth under Item 1.01 in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 21, 2017.
In connection with the closing of the Transaction, on October 2, 2017, the Company borrowed $39.5 million under its senior secured revolving credit facility (the “Revolving Facility”), a description of which is set forth under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Credit Facility” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, filed with the SEC on September 28, 2017, and is hereby incorporated by reference herein.
As of October 2, 2017, after giving effect to the draw down on the Revolving Facility to fund the Transaction, the Company had estimated outstanding borrowings of $65.6 million, utilized $1.1 million of the letters of credit sublimit, and had excess availability under the Revolving Facility of $34.1 million.
Item 3.02 Unregistered Sales of Equity Securities.
In connection with the closing of the Transaction, on October 2, 2017, the Company issued 14,700 shares of Preferred Stock to Seller. The description of the Preferred Stock set forth in Item 3.03 is hereby incorporated by reference herein. The shares of Preferred Stock and the shares of the Company’s Common Stock, par value $1.00 per share (“Common Stock”), issuable upon conversion of the shares of the Preferred Stock, were offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereunder. Each of the Seller Parties provided a written representation to the Company that they qualify as an “accredited investor” as that term is defined in Rule 501 under the Securities Act.
Item 3.03 Material Modifications of Rights of Security Holders.
On October 2, 2017, the Company filed a Certificate of Designations of Series A Convertible Participating Cumulative Perpetual Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware. Under the Certificate of Designations, each share of Preferred Stock has the right to convert into 26 shares of the Company’s Common Stock (rounded down to the nearest whole share and subject to adjustment in accordance with the terms of the Certificate of Designations). A description of the conversion rights and other terms of the Preferred Stock is included in Item 3.03 of the Company’s Current Report on Form 8-K filed with the SEC on August 21, 2017 and is hereby incorporated by reference herein.
A copy of the Certificate of Designations, as filed with the Secretary of State of the State of Delaware on October 2, 2017, is attached hereto as Exhibit 3.1 and incorporated by reference herein. The foregoing description of the Preferred Stock and the Certificate of Designations is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 2, 2017, the Company filed with the Secretary of State of the State of Delaware the Certificate of Designations attached hereto as Exhibit 3.1 and incorporated herein by reference. The Certificate of Designations establishes and designates the Preferred Stock and the rights, preferences, privileges and limitations thereof.
Item 7.01 Regulation FD Disclosure.
On October 2, 2017, the Company issued a press release announcing the closing of the Transaction. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
As provided in General Instruction B.2. of Form 8-K, the information and exhibit furnished pursuant to Item 7.01 of this report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1
Certificate of Designations of Series A Convertible Participating Cumulative Perpetual Preferred Stock of Farmer Bros. Co., as filed with the Secretary of State of the State of Delaware on October 2, 2017

99.1	Press Release of Farmer Bros. Co. dated October 2, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    October 3, 2017

FARMER BROS. CO.

By:	/s/ David G. Robson
David G. Robson
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1
Certificate of Designations of Series A Convertible Participating Cumulative Perpetual Preferred Stock of Farmer Bros. Co. as filed with the Secretary of State of the State of Delaware on October 2, 2017

99.1	Press Release of Farmer Bros. Co. dated October 2, 2017